Exhibit 10.2

FIRST AMENDMENT TO SUBSCRIPTION AGREEMENT

THIS FIRST AMENDMENT TO SUBSCRIPTION AGREEMENT (the “Amendment”) is made this 15th day of April, 2021 by CLS HOLDINGS USA, INC., a Nevada corporation (“Maker”) in favor of NAVY CAPITAL GREEN CO-INVEST FUND, LLC (“Purchaser”).

WHEREAS, on October 22, 2018, Maker and Purchaser executed a Subscription Agreement (the “Subscription Agreement”) whereby Purchaser agreed to purchase a Convertible Debenture (the “Debenture”) in the principal amount of $4,000,000 from Maker;

WHEREAS, the Subscription Agreement and Debenture provided that upon conversion of the Debenture the Purchaser would receive Units, where each Unit comprised one share of Common Stock and a warrant to purchase one-half of a share of Common Stock;

WHEREAS, the form of warrant was attached to the Subscription Agreement;

WHEREAS, on October 31, 2018, Maker executed the Debenture in favor of the Purchaser;

WHEREAS, on July 26, 2019 Maker and Purchaser executed a First Amendment to Debenture and Form of Warrant;

WHEREAS, the Maker and the Purchaser wish to further amend the Debenture and form of warrant, and to amend the Subscription Agreement, as provided for in this Amendment.

NOW THEREFOR, it is hereby agreed as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Subscription Agreement.

2.

Reduction in Conversion Price; Extension of Maturity Date.  The conversion price of the Debentures shall be reduced from $0.80 per Share to $0.30 per Share. The exercise price of the warrant received upon conversion of the Debentures shall remain 137.5% of the Conversion Price. The “Maturity Date” of the Debenture, as defined in the Amended and Restated Debenture attached as Exhibit A to this Amendment (the “Amended and Restated Debenture”), shall be four (4) years from the execution date of the Debenture, as set forth in the Amended and Restated Debenture.

3.

Replacement of Exhibits C and D (Form of Debenture and Form of Warrant). Exhibit C to the Subscription Agreement, the form of Debenture, shall be replaced with Exhibit A attached hereto, which is the Amended and Restated Debenture. Exhibit D to the Subscription Agreement, which is the form of warrant, shall be replaced with Exhibit B hereto.

4.	Registration of Shares.

a.

Within sixty (60) days after the date hereof, Maker shall prepare and file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (or S-3, if Maker is eligible) registering for resale all of the shares of common stock of Maker issued or issuable to Purchaser upon (i) conversion of the Debenture and (ii) exercise of the warrants issued or issuable upon conversion of the Debenture (all of such shares of common stock, collectively, the “Registrable Securities”).

b.

Maker shall (i) use its best efforts to cause such registration statement to be declared effective as soon as possible, (ii) use it best efforts to keep such registration effective from the date on which such registration statement became effective until the date on which Purchaser has completed the sales or distribution described in such registration statement relating to the Registrable Securities registered for resale thereunder, (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the United States Securities Act of 1933, as amended, with respect to the disposition of all of the Registrable Securities, (iv) permit counsel to Purchaser to review such registration statement and all amendments and supplements thereto within a reasonable period of time prior to each filing and shall not request acceleration of such registration statement without prior notice to such counsel, and (v) if required by the principal securities exchange and/or market on which Maker’s common shares are then listed, qualify the Registrable Securities for listing on such principal securities exchange and/or market.

c.

All expenses incurred or to be incurred by Maker in connection with Purchaser’s registration rights under this Amendment shall be borne solely by Maker, provided that all underwriting discounts, selling commissions and transfer taxes applicable to the sale of any Registrable Securities and all fees and disbursements of counsel to Purchaser shall be borne solely by Purchaser.

5.

Correction to name of Purchaser. There was a typographical error with respect to the name of the Purchaser in the Subscription Agreement and all references to Navy Capital Green International, Ltd. are hereby replaced by references to Navy Capital Green Co-Invest Fund, LLC.

6.

Ratification.  Except as set forth herein, the terms of the Subscription Agreement, as amended by this Amendment (which together shall be referred to as the “Amended Subscription Agreement”), shall remain in full force and effect after the date hereof, the term “Unit” shall refer to the Units received upon conversion of the Amended and Restated Debentures at the revised conversion price set forth herein, and shall consist of one Share of Maker’s Common Stock and one-half of one Warrant, with each warrant exercisable for the period provided in such warrant to purchase one Share of Common Stock for 137.5% of the Conversion Price (presently $.4125 per share).

IN WITNESS WHEREOF, Maker has caused this Amendment to be signed in its name by its duly authorized officer on April 15, 2021.

CLS HOLDINGS USA, INC.

By:          /s/ Jeffrey Binder

Name:         Jeffrey Binder

Title:         Chairman and CEO

ACCEPTED AND AGREED:

NAVY CAPITAL GREEN CO-INVEST FUND, LLC

/s/ Kevin McLaughlin

(Signature of Purchaser)

CFO, Navy Capital Green Management, LLC its Investment Adviser

(Title, if Applicable)

EXHIBIT A

AMENDED AND RESTATED DEBENTURE

A-1

EXHIBIT B

WARRANT

B-1